                                                                    Exhibit 99.1

                                                             [Execution Version]

             TWENTY-SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

      THIS TWENTY-SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of October 31, 2003, is entered into by and among CONGRESS FINANCIAL CORPORATION, a Delaware corporation ("Lender"), BRAWN OF CALIFORNIA, INC., a California corporation ("Brawn"), GUMP'S BY MAIL, INC., a Delaware corporation ("GBM"), GUMP'S CORP., a California corporation ("Gump's"), HANOVER REALTY, INC., a Virginia corporation ("Hanover Realty"), THE COMPANY STORE FACTORY, INC., a Delaware corporation ("TCS Factory"), THE COMPANY OFFICE, INC., a Delaware corporation ("TCS Office"), SILHOUETTES, LLC, a Delaware limited liability company ("Silhouettes LLC"), HANOVER COMPANY STORE, LLC, a Delaware limited liability company ("HCS LLC"), DOMESTICATIONS, LLC, a Delaware limited liability company ("Domestications LLC"), KEYSTONE INTERNET SERVICES, LLC, a Delaware limited liability company ("KIS LLC"), and THE COMPANY STORE GROUP, LLC, a Delaware limited liability company ("CSG LLC"; and, together with Brawn, GBM, Gump's, Hanover Realty, TCS Factory, TCS Office, Silhouettes LLC, HCS LLC, Domestications LLC and KIS LLC, collectively, "Borrowers" and each, individually, a "Borrower"), HANOVER DIRECT, INC., a Delaware corporation ("Hanover"), HANOVER HOME FASHIONS GROUP, LLC, a Delaware limited liability company ("HHFG LLC"), CLEARANCE WORLD OUTLETS, LLC, a Delaware limited liability company ("Clearance World"), SCANDIA DOWN, LLC, a Delaware limited liability company ("Scandia Down LLC"), LACROSSE FULFILLMENT, LLC, a Delaware limited liability company ("LaCrosse LLC"), D.M. ADVERTISING, LLC, a Delaware limited liability company ("DM Advertising LLC"), AMERICAN DOWN & TEXTILE, LLC, a Delaware limited liability company ("ADT LLC"), and HANOVER GIFTS, INC., a Virginia corporation ("Hanover Gifts"; and, together with Hanover, HHFG LLC, Clearance World, Scandia Down LLC, LaCrosse LLC, DM Advertising LLC and ADT LLC, collectively, "Guarantors" and each, individually, a "Guarantor").

                              W I T N E S S E T H:

      WHEREAS, Borrowers, Guarantors and Lender are parties to the Loan and Security Agreement, dated November 14, 1995, as amended by the First Amendment to Loan and Security Agreement, dated February 22, 1996, the Second Amendment to Loan and Security Agreement, dated April 16, 1996, the Third Amendment to Loan and Security Agreement, dated May 24,
1996, the Fourth Amendment to Loan and Security Agreement, dated May 31, 1996, the Fifth Amendment to Loan and Security Agreement, dated September 11, 1996, the Sixth Amendment to Loan and Security Agreement, dated as of December 5, 1996, the Seventh Amendment to Loan and Security Agreement, dated as of December 18, 1996, the Eighth Amendment to Loan and Security Agreement, dated as of March 26, 1997, the Ninth Amendment to Loan and Security Agreement, dated as of April 18, 1997, the Tenth Amendment to Loan and Security

Agreement, dated as of October 31, 1997, the Eleventh Amendment to Loan and Security Agreement, dated as of March 25, 1998, the Twelfth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Thirteenth Amendment to Loan and Security Agreement, dated as of September 30, 1998, the Fourteenth Amendment to Loan and Security Agreement, dated as of February 28, 2000, the Fifteenth Amendment to Loan and Security Agreement, dated as of March 24, 2000, the Sixteenth Amendment to Loan and Security Agreement, dated as of August 8, 2000, the Seventeenth Amendment to Loan and Security Agreement, dated as of January 5, 2001, the Eighteenth Amendment to Loan and Security Agreement, dated as of November 12, 2001, the Nineteenth Amendment to Loan and Security Agreement, dated as of December 18, 2001, the Twentieth Amendment to Loan and Security Agreement, dated as of March 5, 2002, the Twenty-First Amendment to Loan and Security Agreement, dated as of March 21, 2002, the Twenty-Second Amendment to Loan and Security Agreement, dated as of August 16, 2002, the Twenty-Third Amendment to Loan and Security Agreement, dated as of December 27, 2002, the Twenty-Fourth Amendment to Loan and Security Agreement, dated as of February 27, 2003, the Twenty-Fifth Amendment to Loan and Security Agreement, dated as of April 21, 2003, and the Twenty-Sixth Amendment to Loan and Security Agreement, dated as of August 29, 2003 (as so amended, the "Loan Agreement"), pursuant to which Lender has made loans and advances to Borrowers;

      WHEREAS, Borrowers and Guarantors have requested that Lender (a) extend the term of the Loan Agreement until January 31, 2007, (b) reduce the amount of the Maximum Credit, the amount of the Revolving Loan Limit and the amount of the Inventory sublimits of Revolving Loan Borrowers, (c) make Revolving Loans available to Revolving Loan Borrowers with respect to otherwise Eligible Inventory in transit to Eligible Inventory locations, and (d) make certain other amendments to the Loan Agreement; and

      WHEREAS, the parties hereto desire to enter into this Amendment to evidence and effectuate such amendments, subject to the terms and conditions and to the extent set forth herein;

      NOW, THEREFORE, in consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Definitions.

            (a) Additional Definitions. As used herein or in any of the other Financing Agreements, the following terms shall have the meanings given to them below, and the Loan Agreement shall be deemed and is hereby amended to include, in addition and not in limitation, the following definitions:

                  (i) "Customs Broker" shall mean the Persons listed on Schedule 1(a)(i) hereto or such other Person as may be selected by a Revolving Loan Borrower after the date hereof that is acceptable to Lender and after written notice by such Revolving Loan Borrower to Lender to perform port of entry services to process Inventory and to supply facilities, labor and materials to such Revolving Loan Borrower in connection therewith with respect to Inventory as to which legal title has passed to such Revolving Loan Borrower outside the United States of America, and which Inventory is being imported by such Revolving Loan Borrower to the United States of America; provided, that, as to each such Person (including those listed on Schedule 1(a)(i) hereto), Lender shall have received a Notification and Acknowledgment Agreement, duly authorized, executed and delivered by such Person, such agreement is in full force and effect and such Person shall be in compliance in all material respects with the terms thereof.

                  (ii) "Freight Forwarder" shall mean the Persons listed on
Schedule 1(a)(ii) hereto or such other Person as may be selected by a Revolving Loan Borrower after the date hereof that is acceptable to Lender and after written notice by such Revolving Loan Borrower to Lender to arrange, among other things, on behalf of such Revolving Loan Borrower for the loading and shipment of goods for such Revolving Loan Borrower by a shipper to a port of entry in the United States of America, and the unloading and shipment of such Inventory to an Eligible Inventory Location with respect to Inventory as to which legal title has passed to such Revolving Loan Borrower outside the United States of America, and which Inventory is being imported by such Revolving Loan Borrower to the United States of America; provided, that, as to each such Person (including those listed on Schedule 1 (a)(ii) hereto), Lender shall have received a Notification and Acknowledgment Agreement, duly authorized, executed and delivered by such Person, such agreement is in full force and effect and such Person shall be in compliance in all material respects with the terms thereof.

                  (iii) "Notification and Acknowledgment Agreement" shall mean a Customs Broker or Freight Forwarder Notification and Acknowledgment Agreement in the form attached hereto as Exhibit A, or otherwise in form and substance satisfactory to Lender, from a Customs Broker, Freight Forwarder or other Person to whom Inventory may be consigned or who has custody, control or possession of any such Inventory (or other Collateral, including bills of lading or other documents of title), pursuant to which such Customs Broker or Freight Forwarder or other Person, among other things, (A) acknowledges the first priority security interest of Lender in such Inventory and other Collateral, (B) agrees to waive any and all claims such Customs Broker or Freight Forwarder or other Person may, at any time, have against such Inventory and other Collateral, and
(C) in the case of any consignee or other person who at any time has custody, control or possession of any Inventory or other Collateral, acknowledges that it holds and will hold possession of the Collateral for the benefit of Lender and agrees to follow all instructions of Lender with respect thereto.

                  (iv) "Restructuring and Headquarters Relocation Costs" shall mean the costs, fees and expenses incurred by Borrowers and Guarantors solely in connection with (A) the consolidation and relocation of the headquarters of the premises at 115 River Road, Edgewater, New Jersey or 1500 Harbor Boulevard, Weehawken, New Jersey and (B) certain additional severance costs and severance expenses of Borrowers and Guarantors incurred in connection with the implementation of Hanover's business strategy to focus the operations and businesses of Borrowers and Guarantors to primarily the mail order catalog business of HCS LLC and Domestications LLC.

            (b) Amendment to Definitions

                  (i) Collateral Access Agreements. All references to "Collateral Access Agreements" in the Loan Agreement and the other Financing agreements are hereby amended to include, in addition and not in limitation, any Notification and Acknowledgment Agreements.

                  (ii) Eligible Inventory. The second sentence of the definition of Eligible Inventory is hereby deleted and replaced with the following:

                  "Inventory located outside the United States of America that a
            Revolving Loan Borrower has acquired in accordance with the terms of the purchase arrangements between such Revolving Loan Borrower and a supplier and as to which such Revolving Loan Borrower has obtained legal title and that would otherwise be determined by Lender to be Eligible Inventory in all respects which is in transit to the premises of a Customs Broker in the United States of America which is an Eligible Inventory Location or such other Eligible Inventory Location in the United States of America; provided, that, (a) Lender has a first priority perfected security interest in and lien upon such Inventory, (b) Lender has possession of not less than two (2) of a total of three (3) originals of the documents of title with respect to such Inventory and all of the terms and conditions of
            Section 8 of the Twenty-Seventh Amendment to Loan Agreement, dated as of October 31, 2003, among Lender, Borrowers and Guarantors shall have been satisfied, (c) Lender shall have received (i) a Notification and Acknowledgment Agreement, duly authorized, executed and delivered by either or both of the Customs Broker and Freight Forwarder, as the case may be, handling the shipping and delivery of such Inventory, (ii) a copy of the certificate of marine cargo insurance in connection therewith in which it has been named as an additional insured and loss payee in a manner acceptable to Lender, and (iii) a copy of the invoice, packing slip and manifest with respect thereto, (d) such Inventory is not subject to any Letter of Credit Accommodation, (e) the aggregate amount of the Value of such Inventory that is deemed to be Eligible Inventory shall not at any time exceed $1,000,000, and (f) such Inventory shall not have been in transit for more than sixty (60) days."

                  (iii) Eligible Inventory Locations. The definition of Eligible Inventory Locations in Section 1.35 of the Loan Agreement is hereby deleted and replaced with the following

                  "1.35 Eligible Inventory Locations" shall mean (a) the
            fulfillment centers or warehouses owned or leased by Revolving Loan Borrowers listed on Exhibit C attached hereto and the Gump's Main Store, (b) additional fulfillment centers or warehouses first leased or owned by Revolving Loan Borrowers after the date hereof, not located in the State of California, with respect to the acquisition of which Revolving Loan Borrowers provide thirty (30) days' prior written notice to Lender; provided, however, as to both clauses (a) and (b), Eligible Inventory Locations shall not include the Gump's Main Store or any fulfillment center or warehouse owned or leased by Revolving Loan Borrowers, unless Revolving Loan Borrowers shall have delivered to Lender all instruments and documents required by Lender to perfect or maintain perfection of Lender's first priority security interest in and liens upon such Inventory, subject to no other liens or claims, except those, if any, expressly permitted hereunder, together with, and without limiting the foregoing, a Collateral Access Agreement, in form and substance satisfactory to Lender, from each owner, operator and mortgagee of such location, and (c) warehouse, ports of entry or other premises of a Customs Broker or Freight Forwarder located in the United States of America to which Eligible Inventory is in transit from a location outside the United States of America; provided, that, as to clause (c), Lender shall have received a Notification and Acknowledgment Agreement, duly authorized, executed and delivered by such Customs Broker and Freight Forwarder handling the shipping and delivery of such Inventory."

                  (iv) Maximum Credit. Section 1.83 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "1.83 `Maximum Credit' shall mean the aggregate principal
            amount of $56,500,000,"

                  (v) Revolving Loan Limit. Section 1.119 of the Loan Agreement is hereby deleted in its entirety with the following:

                  "1.119 `Revolving Loan Limit' shall mean, at any time, the amount equal to (a) $43,000,000."

            (c) Interpretation. All capitalized terms used herein and not defined herein shall have the meanings given to such terms in the Loan Agreement.

      2. Lending Sublimits. Sections 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Brawn shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000) at any one time outstanding.

                  (b) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to GBM shall not exceed Two Million Five Hundred Thousand Dollars ($2,500,000) at any one time outstanding.

                  (c) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Gump's shall not exceed One Million Five Hundred Thousand Dollars ($1,500,000) at any one time outstanding.

                  (d) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit

            Accommodations made available to HCS LLC shall not exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000) at any one time outstanding.

                  (e) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Domestications LLC shall not exceed Twelve Million Five Hundred Thousand Dollars ($12,500,000) at any one time outstanding.

                  (f) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to Silhouettes LLC shall not exceed Four Million Dollars ($4,000,000) at any one time outstanding.

                  (g) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to CSG LLC shall not exceed Zero Dollars (-$0-) at any one time outstanding.

                  (h) Subject to, and upon the terms and conditions contained herein, the aggregate principal amount of Revolving Inventory Loans and Letter of Credit Accommodations made available to KIS LLC shall not exceed Zero Dollars (-$0-) at any one time outstanding.

                  (i) Without limiting the foregoing lending sublimits, (i) the aggregate amount of Revolving Loans shall not at any one time outstanding exceed the Revolving Loan Limit for all Revolving Loan Borrowers and (ii) the aggregate amount of Revolving Accounts Loans for all Deferred Billing Borrowers, Installment Billing Borrowers, Fulfillment Contract Borrowers and any other applicable Revolving Loan Borrowers shall not at any one time outstanding exceed $8,000,000. Lender shall have the right, from time to time, to establish and revise Revolving Accounts Loan sublimits for each Deferred Billing Borrower, Installment Billing Borrower, Fulfillment Contract Borrower and each other applicable Revolving Loan Borrower within the overall $8,000,000 sublimit applicable to all Revolving Accounts Loans."

      3. Letter of Credit Accommodations. Section 2.3(g) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(g) Notwithstanding anything to the contrary contained herein or in any of the other Financing Agreements, the aggregate amount of all Letter of Credit Accommodations pursuant hereto and all other commitments and obligations made or incurred by Lender pursuant hereto for the account or benefit of Revolving Loan Borrowers in connection therewith shall not, at any one time outstanding, exceed Ten Million Dollars ($10,000,000); provided, however, the aggregate amount of all outstanding Letter of Credit Accommodations consisting of or relating to banker's acceptances and any other commitments and obligations made or incurred by Lender in connection therewith, shall not at any time exceed $750,000. Lender shall have the right, from time to time, to establish and revise sublimits for Letter of Credit Accommodations for the account of the respective Revolving Loan Borrowers, within the overall Ten Million Dollar ($10,000,000) limit on Letter of Credit Accommodations."

      4. Unused Line Fee. Section 2.7(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(c) Unused Line Fee. With respect to each calendar month (or part thereof) during the Term, Borrowers shall pay to Lender monthly an unused line fee, fully earned and payable on the first day of each month, at a rate equal to one half of one percent (.5%) per annum, calculated upon the excess, if any, of (i) Forty-Three Million Dollars ($43,000,000) over (ii) the average of the daily aggregate principal balances of the outstanding Revolving Loans and Letter of Credit Accommodations during the preceding month (or part thereof); provided, however, that if Lender, solely on the basis of the exercise of its discretion, reduces any Inventory Loan Formula for any calendar month (or part thereof) in the absence of an Event of Default or Incipient Default which is continuing, the amount of the unused line fee shall be calculated for such month by decreasing the base amount of Forty-Three Million Dollars ($43,000,000) set forth in clause (i) by a percentage thereof equal to the difference between the Inventory Loan Formula otherwise applicable under
            Section 2.1(b) and the Inventory Loan Formula as so reduced solely by virtue of Lender's discretion."

      5. EBITDA. Sections 6.31(d) and 6.31(e) of the Loan Agreement are hereby deleted in their entirety and replaced with new Sections 6.31(d) and 6.31(e),
Section 6.31(f) of the Loan Agreement is hereby redesignated Section 6.31(i), and new Sections 6.31(f), 6.31(g) and 6.31(h) are hereby added, as follows:

                  (d) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2003 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2003                       Minimum EBITDA
            --------------------                       --------------
(i)      December 29, 2002 through                       $1,000,000
March 29, 2003

ii)      December 29, 2002 through                       $4,000,000
June 28, 2003

(iii)    December 29, 2002 through                       $5,000,000

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2003                       Minimum EBITDA
            --------------------                       --------------
September 27, 2003

(iv)     December 29, 2002 through                      $11,000,000
December 27, 2003

            ;provided, that, to the extent that the amount of any of the Restructuring and Headquarters Relocation Costs are required under GAAP to be included in calculating EBITDA, then solely for the fiscal quarters ending September 27, 2003 and the December 27, 2003, the amount of the Restructuring and Headquarters Relocation Costs so included in EBITDA may be added back to EBITDA for purposes of determining cumulative EBITDA for the applicable third (3rd) and fourth (4th) quarterly periods so long as each of the following conditions are satisfied: (i) Borrowers shall have furnished to Lender each month commencing November 1, 2003 financial statements that set forth the information regarding any Restructuring and Headquarters Relocation Costs that provide on a cumulative year-to-date basis, by category and amount, any Restructuring and Headquarters Relocation Costs that have been included in calculating EBITDA for such period, together with any materials, information or documents in respect thereof that Lender may reasonably request;
            (ii) the actual amount of Restructuring and Headquarters Relocation Costs added back to EBITDA shall not exceed $2,000,000 in the aggregate; and (iii) any Restructuring and Headquarters Relocation Costs shall be added back only with respect to Restructuring and Headquarters Relocation Costs incurred during quarterly periods commencing after the fiscal month ended June 28, 2003 through and including the fiscal month ending December 27, 2003.

                  (e) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2004 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2004                       Minimum EBITDA
            --------------------                       --------------
(i)      December 28, 2003 through                       $1,000,000
March 27, 2004

(ii)     December 28, 2003 through                       $4,000,000
June 26, 2004

(iii)    December 28, 2003 through                       $5,000,000
September 25, 2004

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2004                       Minimum EBITDA
            --------------------                       --------------
(iv)     December 28, 2003 through                      $11,000,000
December 25, 2004

                  (f) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2005 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2005                       Minimum EBITDA
            --------------------                       --------------
(i)      December 26, 2004 through                       $1,000,000
March 26, 2005

(ii)     December 26, 2004 through                       $4,000,000
June 25, 2005

(iii)    December 26, 2004 through                       $5,000,000
September 24, 2005

(iv)     December 26, 2004 through                      $11,000,000
December 31, 2005

                  (g) Hanover and its Subsidiaries shall not, as to any fiscal quarter during the fiscal year 2006 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the applicable fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2006                       Minimum EBITDA
            --------------------                       --------------
(i)      January 1, 2006 through                         $1,000,000
April 1, 2006

(ii)     January 1, 2006 through                         $4,000,000
July 1, 2006

(iii)    January 1, 2006 through                         $5,000,000

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2006                       Minimum EBITDA
            --------------------                       --------------
September 30, 2006

(iv)     January 1, 2006 through                        $11,000,000
December 30, 2006

                  (h) Hanover and its Subsidiaries shall not, as to the first fiscal quarter during the fiscal year 2007 of Hanover and its Subsidiaries, permit EBITDA of Hanover and its Subsidiaries commencing on the first day of such fiscal year and ending on the last day of the first fiscal quarter set forth below on a cumulative YTD basis to be less than the respective amount set forth below opposite such fiscal quarter end YTD period:

               Fiscal Quarter
               End YTD Periods                           Cumulative
            for Fiscal Year 2007                       Minimum EBITDA
            --------------------                       --------------
(i)      December 31, 2006 through                      $1,000,000"
March 31, 2007

      6. Term.

            (a) The first sentence of Section 9.1(a) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(a) This Agreement and the other Financing Agreements shall become effective as of the date hereof and this Agreement shall continue in full force and effect for a term ending on January 31, 2007 (the "Renewal Date"), and from year-to-year thereafter, unless sooner terminated pursuant to the terms hereof."

            (b) The first sentence of Section 9.1(f) of the Loan Agreement is hereby deleted and replaced with the following, effective with respect to any termination after the date hereof:

                  "(f) If Lender terminates this Agreement or the other
            Financing Agreements after the occurrence and during the continuance of an Event of Default or at the request of Borrowers prior to the Renewal Date, in view of the impracticality and extreme difficulty of ascertaining actual damages, and by mutual agreement of the parties as to a reasonable calculation of Lender's lost profits as a result thereof, Borrowers hereby agree to pay to Lender, upon the effective date of such termination, a fee (the "Early Termination Fee") in an amount equal to one-half of one percent (1/2%) of the Maximum Credit, if such termination is effective on or before the Renewal Date, and from year to year thereafter."

      7.   Amendment to Restated Tranche B Term Loan.

            (a) Each of Tranche B Term Loan Borrowers hereby acknowledges, confirms and agrees that as of the date hereof and immediately before giving effect to this Amendment, Tranche B Term Loan Borrowers are indebted to Lender for Obligations in respect of the Tranche B Term Loan in the principal amount of $6,310,714 (the "Existing Tranche B Term Loan Balance"), together with interest accrued and accruing thereon and costs, expenses, fees (including attorneys' fees and legal expenses) and other charges now or hereafter owed by Borrowers to Lender attributable to the Existing Tranche B Term Loan Balance, all of which are unconditionally owing by Tranche B Term Loan Borrowers to Lender, without offset, defense or counterclaim of any kind, nature and description whatsoever.

            (b) Effective as of the date hereof, the Restated Tranche B Term
Note is hereby amended to provide that instead of the final installment of principal being due and payable on January 31, 2004, Tranche B Term Loan Borrowers shall (unless sooner payable in accordance with the terms and conditions of the Loan Agreement, the Restated Tranche B Term Note or any other Financing Agreement) pay to Lender principal in respect of the Tranche B Term Loan in thirty-nine (39) consecutive monthly installments on the first day of each month commencing November 1, 2003, of which the first thirty-eight (38) installments shall each be in the amount of One Hundred Fifty Thousand Dollars ($150,000) and the last installment shall be in the amount of the entire unpaid balance of the Restated Tranche B Term Note.

            (c) Principal in respect of the Tranche B Term Loan shall be paid in immediately available funds and in the manner of payment otherwise provided in the Restated Tranche B Term Note. All principal and interest (together with any fees, costs, expenses and other charges in respect of the Tranche B Term Loan payable by Tranche B Term Loan Borrowers to Lender) shall be automatically, without notice or demand, absolutely and unconditionally due and payable on the earlier of (i) the termination of the Loan Agreement and the other Financing Agreements or (ii) January 31, 2007. All principal amounts due in respect of the Tranche B Term Loan provided in this Section 7 are mandatory payments that may be paid by means of any mandatory or voluntary prepayments set forth in the Loan Agreement, the Restated Tranche B Note or any other Financing Agreement.

            (d) The amendment of the Restated Tranche B Term Note as set forth herein, shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, any of the obligations, liabilities or indebtedness evidenced by or arising under the Restated Tranche B Term Note. Interest accrued and accruing shall continue to be paid as provided in the Restated Tranche B Term Note. The liens and security interests securing such obligations, liabilities or indebtedness shall not in any manner be impaired, limited, terminated, waived or released hereby. The Restated Tranche B Term Note shall continue to be secured by all the Collateral.

      8. Provisions Related to Lending on Inventory in Transit from a location outside the United States.

            (a) Availability Reserves. Lender may establish and maintain from time to time an availability reserve against the amount of Revolving Loans and Letter of Credit

Accommodations otherwise determined by Lender to be available to Revolving Loan Borrowers under the Loan Agreement and the other Financing Agreements, to reflect amounts payable to Customs Brokers or Freight Forwarders (except to the extent that such Customs Broker or Freight Forwarder may have waived in writing in favor of Lender any right to payment of amounts owing to it) and for inland freight charges, and any other freight, taxes, duty and other amounts Lender estimates must be paid in connection with Inventory in transit. The availability reserves established in accordance with this Section 8 are in addition to, and not in limitation of, all other existing availability reserves and the rights of Lender from time to time to establish other and further reserves against the availability of Revolving Loans and Letter of Credit Accommodations under the Loan Agreement and the other Financing Agreements.

            (b) Bills of Lading and Other Documents of Title. Revolving Loan Borrowers shall cause all bills of lading and other documents of title relating to goods being purchased by Revolving Loan Borrowers which are outside the United States and in transit to the Eligible Inventory Locations in the United States to name such Revolving Loan Borrower as consignee, unless and until Lender may direct otherwise. At such time and from time to time as Lender may direct, such Revolving Loan Borrower shall cause Lender or such other financial institution or other person as Lender may specify to be named as consignee. Without limiting any other rights of Lender hereunder, Lender shall have the right to endorse and negotiate on behalf of, and as attorney-in-fact for, such Revolving Loan Borrower any bill of lading or other document of title with respect to such goods naming such Revolving Loan Borrower as consignee to Lender. There shall be three (3) originals of each of such bill of lading or other document of title which unless and until Lender shall direct otherwise shall be delivered as follows: (i) one (1) original to such Customs Broker or Freight Forwarder as such Revolving Loan Borrower may specify (so long as Lender has received a Notification and Acknowledgment Agreement, duly authorized, executed and delivered by such Customs Broker or Freight Forwarder, as the case may be), and (ii) two (2) originals to Lender or to such other person as Lender may designate for such purpose. Revolving Loan Borrowers shall obtain a copy (but not the originals) of such bill of lading or other documents from the Customs Broker or the Freight Forwarder, as the case may be. Borrowers shall cause all bills of lading or other documents of title relating to goods purchased by Borrower which are outside the United States of America and in transit to the premises of an Eligible Inventory Location of a Customs Broker in the United States of America or such other Eligible Inventory Location to be issued in a form so as to constitute negotiable documents as such term is defined in the Uniform Commercial Code.

            (c) Reporting.

                  (i) Section 6.18(a)(viii)(D) of the Loan Agreement is deleted and replaced with the following:

                  "(D) Weekly reports as to Inventory by Borrowers (1)
            indicating items of Inventory purchased with respect to which such Borrower has obtained legal title to such inventory and which is in transit to such Borrower grouped according to either or both of the Customs Broker and Freight Forwarder handling such Inventory and the bill of lading number and (2) indicating items of Inventory purchased with respect to which such Borrower has not obtained legal title to such inventory and which is in transit to such Borrower grouped according to either or both of the customs broker and freight forwarder handling such Inventory and the bill of lading number."

                  (ii) In addition to and not in limitation of all other reports, statements or other information required to be furnished by Borrowers and Guarantors to Lender under the Loan Agreement and the other Financing Agreements, Revolving Loan Borrowers shall include in the monthly agings of accounts payable information indicating the status of payments to Customs Brokers and Freight Forwarders.

            (d) Power of Attorney. Section 8.4 of the Loan Agreement is hereby amended by deleting the word "and" after clause (v) and adding new clauses (vii) and (viii) after clause (vi) as follows:

                  "(vii) endorse such Borrower's or Guarantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, and (viii) clear Inventory whether or not the purchase of such Inventory was financed with Letter of Credit Accommodations through U.S. Customs or other foreign export control authorities in such Borrower's or Guarantor's name, Lender's name or the name of Lender's designee, and to sign and deliver to customs officials powers of attorney in such Borrower's or Guarantor's name for such purpose, and to complete in such Borrower's or Guarantor's or Lender's name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof."

            (e) Revolving Loan Borrowers purchase Inventory from manufacturers or suppliers located in countries other than the United States of America set forth on Schedule 8(e)hereto. None of the Customs Brokers or Freight Forwarders arrange on behalf of any Revolving Loan Borrower for the purchase of Inventory from a manufacturer or supplier located outside the United States of America.
Schedule 8(e) also sets forth only those countries in which purchases are arranged by such Revolving Loan Borrower (or its agent) and Revolving Loan Borrower has taken legal title to and owns the inventory purchased from such manufacturer or supplier prior to such inventory being shipped to the United States of America by or on behalf of the Customs Brokers or Freight Forwarders.

      9. Fees. In addition to all other fees, charges, interest and expenses payable by Borrowers to Lender under the Loan Agreement and the other Financing Agreements, Borrowers shall pay to Lender the following additional fees:

            (a) Amendment Fee. Subject to the terms and conditions of Section 9(c) hereof, Borrowers shall pay to Lender, contemporaneously herewith, an amendment fee in the amount of $325,000, which fee shall be fully earned and nonrefundable as of the date hereof and may be charged into the loan account of any Borrower.

            (b) Tranche B Amendment Fee. Subject to the terms and conditions of
Section 9(c) hereof, Tranche B Term Loan Borrowers shall pay to Lender, contemporaneously herewith, a closing fee in the amount of $325,000, which fee shall be fully earned and nonrefundable as of the date hereof and may be charged into the loan account of any Tranche B Term Loan Borrower.

            (c) Reduction in Amendment Fees. Notwithstanding anything to the contrary contained in Sections 9(a) and 9(b) hereof, in the event of a sale-leaseback transaction with respect to real property of Borrower located at 5022 Hollins Road, Roanoke, Virginia, Borrowers and related assets shall be entitled to a credit against the loan account(s) of Borrowers in the amount of $25,000 with respect to the amendment fee paid pursuant to Section 9(a) hereof and Tranche B Term Loan Borrowers shall be entitled to a credit against the loan account(s) of Tranche B Term Loan Borrowers in the amount of $130,000 with respect to the amendment fee payable pursuant to Section 9(b) hereof; provided, that each of the following terms and conditions are satisfied as determined by
Lender:

                  (i) Lender shall have received not less than ten (10) days' prior written notice of the intention of Borrowers and Guarantors to effect such sale-leaseback transaction, setting forth a description of the terms of such proposed transaction, the names of the parties thereto, the amount of the gross and net proceeds to be received upon the closing, together with and such other information and documents as Lender may reasonably request,

                  (ii) the terms and conditions of such sale-leaseback transactions shall be on terms and conditions acceptable to Lender in its discretion and shall have the consummation of such sale-leaseback shall have occurred within one hundred twenty (120) days after the date hereof,

                  (iii) all of the Obligations owed by Term Loan Borrowers with respect to the Tranche A Term Loans and by Tranche B Term Loan Borrowers with respect to the Tranche B Term Loan are repaid in full in immediately available funds in accordance with the terms of the Loan Agreement from the proceeds of such sale-leaseback transaction,

                  (iv) Lender shall have received, in form and substance satisfactory to Lender, a Landlord Agreement in the form attached as Exhibit I to the Loan Agreement or in form and substance otherwise satisfactory to Lender, from the purchaser (or other appropriate parties) of the real property and related assets located at 5022 Hollins Road, Roanoke, Virginia, duly authorized, executed and delivered by such purchaser (or other appropriate parties); and

                  (v) at the time of such sale-leaseback transaction, no Incipient Default or Event of Default shall exist or have occurred and be continuing.

      10. Representations, Warranties and Covenants. Each Borrower and Guarantor represents, warrants and covenants with, to and in favor of Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with, each, together with the representations, warranties and covenants in the other Financing Agreements, being a condition of the effectiveness of this Amendment and a continuing condition of the making or providing of any Revolving Loans or Letter of Credit Accommodations by Lender to Borrowers:

            (a) This Amendment and each other agreement or instrument to be executed and delivered by Borrowers or Guarantors hereunder have been duly authorized, executed and delivered by all necessary action on the part of Borrowers and Guarantors which are a party hereto and thereto and, if necessary, their respective stockholders (with respect to any corporation) or members (with respect to any limited liability company), and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers or Guarantors, as the case may be, contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors, as the case may be, enforceable against them in accordance with their terms.

            (b) No action of, or filing with, or consent of any governmental or public body or authority, and no approval or consent of any other party, including, without limitation, Richemont or Chelsey, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment.

            (c) All of the representations and warranties set forth in the Loan Agreement, as amended hereby, and the other Financing Agreements are true and correct in all material respects, after giving effect to the provisions of this Amendment, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct as of such date.

            (d) On or before March 15, 2004, Borrowers and Guarantors shall have entered into, each in form and substance satisfactory to Lender, an Amended and Restated Loan and Security Agreement among Lender, Borrowers and Guarantors and such other Financing Agreements or amendments to or amendments and restatements of any existing Financing Agreements as Lender shall request in connection with the amendment and restatement of the Loan Agreement.

            (e) On or before October 31, 2003, Borrowers and Guarantors shall deliver to Lender in form and substance satisfactory to Lender, modifications or amendments to the existing Mortgages with respect to the extension of the term of the Financing Agreements as provided herein, each duly authorized, executed and delivered by Term Loan Borrowers that are mortgagors of the existing Mortgages in favor of Lender, together with any bring down endorsements, in form and substance satisfactory to Lender, to the existing title policies with respect to the Mortgages in favor of Lender that Lender may require; and

            (f) After giving effect to the provisions of this Amendment, no Event of Default or Incipient Default exists or has occurred and is continuing.

      11. Conditions Precedent. Concurrently with the execution and delivery hereof (except to the extent otherwise indicated below), and as a further condition to the effectiveness of this Amendment and the agreement of Lender to the modifications and amendments set forth in this Amendment:

            (a) Lender shall have received, in form and substance satisfactory to Lender, a photocopy of an executed original or executed original counterparts of this Amendment by facsimile (with the originals to be delivered within five
(5) Banking Days after the date hereof), as the case may be, duly authorized, executed and delivered by each Borrower and Guarantor; and

            (b) each Borrower and Guarantor shall deliver, or cause to be delivered, to Lender a true and correct copy of any consent, waiver or approval to or of this Amendment, which any Borrower or Guarantor is required to obtain from any other Person, including, without limitation, Richemont or Chelsey, and such consent, approval or waiver shall be in a form reasonably acceptable to Lender.

      12. Effect of this Amendment. This Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Loan Agreement or any of the other Financing Agreements, or waivers of or consents under any provisions of any of the foregoing, are intended or implied by this Amendment, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date of this Amendment. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements conflicts with any provision of this Amendment, the provision of this Amendment shall control.

      13. Further Assurances. Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

      14. Governing Law. The validity, interpretation and enforcement of this Amendment in any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York, without regard to any principle of conflict of laws or other rule of law that would result in the application of the law of any jurisdiction other than the State of New York.

      15. Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

      16. Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed on the day and year first written.

                                         CONGRESS FINANCIAL CORPORATION

                                         By:      /s/ Eric J. Storz
                                                  ------------------------------
                                         Title:   AVP
                                                  ------------------------------


                                         BRAWN OF CALIFORNIA, INC.

                                         By:      /s/ Steven Seymour
                                                  ------------------------------
                                         Name:    Steven Seymour
                                         Title:   President


                                         GUMP'S BY MAIL, INC.

                                         By:      /s/ Jed Pogran
                                                  ------------------------------
                                         Name:    Jed Pogran
                                         Title:   President


                                         GUMP'S CORP.

                                         By:      /s/ Jed Pogran
                                                  ------------------------------
                                         Name:    Jed Pogran
                                         Title:   President


                                         HANOVER REALTY, INC.

                                         By:      /s/ Doug Mitchell
                                                  ------------------------------
                                         Name:    Doug Mitchell
                                         Title:   President


                                         THE COMPANY STORE FACTORY, INC.

                                         By:      /s/ David Pipkorn
                                                  ------------------------------
                                         Name:    David Pipkorn
                                         Title:   President



                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                         THE COMPANY OFFICE, INC.

                                         By:      /s/ David Pipkorn
                                                  ------------------------------
                                         Name:    David Pipkorn
                                         Title:   President


                                         SILHOUETTES, LLC

                                         By:      /s/ Edward M. Lambert
                                                  ------------------------------
                                         Name:    Edward M. Lambert
                                         Title:   President


                                         HANOVER COMPANY STORE, LLC

                                         By:      /s/ Edward M. Lambert
                                                  ------------------------------
                                         Name:    Edward M. Lambert
                                         Title:   President


                                         DOMESTICATIONS, LLC

                                         By:      /s/ Edward M. Lambert
                                                  ------------------------------
                                         Name:    Edward M. Lambert
                                         Title:   Vice President


                                         KEYSTONE INTERNET SERVICES, LLC

                                         By:      /s/ Edward M. Lambert
                                                  ------------------------------
                                         Name:    Edward M. Lambert
                                         Title:   Vice President

                                         THE COMPANY STORE GROUP, LLC


                                         By:      /s/ Edward M. Lambert
                                                  ------------------------------
                                         Name:    Edward M. Lambert
                                         Title:   President


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


By their signatures below, the undersigned Guarantors acknowledge and agree to be bound by the applicable provisions of this Amendment:

HANOVER DIRECT, INC.

By:      /s/ Edward M. Lambert
         --------------------------------
Name:    Edward M. Lambert
Title:   Executive Vice President and
         Chief Financial Officer


HANOVER HOME FASHIONS GROUP, LLC

By:      /s/ Edward M. Lambert
         --------------------------------
Name:    Edward M. Lambert
Title:   Vice President


CLEARANCE WORLD OUTLETS, LLC

By:      /s/ Edward M. Lambert
         --------------------------------
Name:    Edward M. Lambert
Title:   President


SCANDIA DOWN, LLC

By:      /s/ David Pipkorn
         --------------------------------
Name:    David Pipkorn
Title:   President


LA CROSSE FULFILLMENT, LLC

By:      /s/ Edward M. Lambert
         --------------------------------
Name:    Edward M. Lambert
Title:   President


                     [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


D.M. ADVERTISING, LLC

By:      /s/ Edward M. Lambert
         --------------------------------
Name:    Edward M. Lambert
Title:   President


AMERICAN DOWN & TEXTILE, LLC

By:      /s/ David Pipkorn
         --------------------------------
Name:    David Pipkorn
Title:   President


HANOVER GIFTS, INC.

By:      /s/ Doug Mitchell
         --------------------------------
Name:    Doug Mitchell
Title:   President